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                               (10)(iii)(A)(21)(ii)
















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                             ACTION OF THE MATRIXX MARKETING INC.
                              BENEFITS ADMINISTRATION COMMITTEE



RESOLVED, that Section 5.4 of the MATRIXX Marketing Inc. Executive Deferred Compensation Plan is hereby amended to read as follows:

     5.4 FORM OF PAYMENT Payments with respect to assumed investments shall be made in cash.




Date: May 4, 1996
     ------------

                                       /s/ David F. Dougherty
                                       ----------------------------
                                       David F. Dougherty




                                       /s/ Jerry M. Gaulding
                                       ----------------------------
                                       Jerry M. Gaulding




                                       /s/  Edwin T. Eynon
                                       ----------------------------
                                       Edwin T. Eynon




                                       /s/ Karen R. Bowman
                                       ----------------------------
                                       Karen R. Bowman